UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2025

N2OFF, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40403	26-4684680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HaPardes 134 (Meshek Sander) Neve Yarak, Israel	4994500
(Address of principal executive offices)	(Zip Code)

(347) 468- 9583

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	NITO	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Agreement

As previously disclosed in the Current Report on Form 8-K filed by N2OFF, Inc. (the “Company”) with the Securities and Exchange Commission on December 10, 2024, the Company entered into the Securities Purchase Agreement (the “Agreement”) on December 10, 2024 with certain investors for aggregate gross proceeds of approximately $1,500,000 (the “Private Placement”). As part of the Private Placement, the Company issued an aggregate amount of 6,250,000 units and pre-funded units (collectively, the “Units”) at a purchase price of $0.24 per unit (less $0.00001 per pre-funded unit). Each Unit consisted of (i) one share of common stock, par value $0.0001 per share (the “Common Stock”) and/or one and a half pre-funded warrant to purchase one share of Common Stock (the “Pre-Funded Warrant”), and (ii) a one and a half warrant to purchase one share of Common Stock (the “Common Warrant” and together with the Pre-Funded Warrants, the “Warrants”).

The Agreement and Warrants provided for a beneficial ownership limitation of 4.99% of the Company’s outstanding capital stock (the “Beneficial Ownership Limitation”). On March 19, 2025, the Agreement was amended to change the Beneficial Ownership Limitation applicable to the Agreement and Warrants from 4.99% to 9.99% of the Company’s outstanding capital stock (the “Amendment”). All of the other terms and conditions of the Agreement remain in full force and effect.

The description of the Amendment set forth above is qualified in its entirety by reference to the full text of the Amendment, which is filed hereto as Exhibits 10.1, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment to the Securities Purchase Agreement, dated March 19, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

N2OFF, Inc.

Date: March 20, 2025	By:	/s/ David Palach
	Name:	David Palach
	Title:	Chief Executive Officer